SECOND AMENDMENT AGREEMENT
Dated as of April 9, 2003
among
PHOTRONICS, INC.
The Borrowing Subsidiaries Party Hereto
The Guarantors Party Hereto
The Lenders Party Hereto
and
JPMORGAN CHASE BANK,
as Administrative Agent

     SECOND AMENDMENT AGREEMENT, dated as of April 9, 2003, among PHOTRONICS, INC., a Connecticut corporation (the "Company"), the BORROWING SUBSIDIARIES party hereto, the GUARANTORS party hereto, the LENDERS party hereto, and JPMORGAN CHASE BANK, as Administrative Agent.

     WHEREAS, the Company, the Borrowing Subsidiaries, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of July 12, 2002 (as amended by that certain First Amendment Agreement dated as of February 3, 2003 and as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement"), pursuant to which the Lenders have agreed, subject to the terms and conditions therein set forth, to make or participate in Loans to, and to issue or participate in Letters of Credit for the account of, the Borrowers;

     WHEREAS, the Guarantors have entered into a Guarantee Agreement, pursuant to which the Guarantors have agreed to guaranty the obligations of the Loan Parties under the Existing Credit Agreement and the other Loan Documents;

     WHEREAS, the Company, the Borrowing Subsidiaries, the Guarantors, the Lenders and the Administrative Agent have agreed to enter into this Agreement to provide for, among other things, the modification of certain covenants and definitions; and

     WHEREAS, the Loan Documents (including, without limitation, this Agreement and the Amended Credit Agreement), as amended and supplemented by this Agreement and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Loan Documents";

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Amendments to Existing Credit Agreement.

     Each of the Borrowers and, subject to the satisfaction of the conditions set forth in Article III, the Lenders hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:

          (a)  Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new definition in appropriate alphabetical order:

          "Consolidated Capital Expenditures" means, for any period, the dollar amount of gross expenditures (including Capital Lease Obligations) made by the Company and its consolidated Subsidiaries for the acquisition of any fixed assets, real property, plant and equipment, and all renewals, improvements and replacements thereto (but not repairs thereof) incurred during such period in each case which are required to be capitalized for financial reporting purposes in accordance with GAAP.

          (b)  The definition of "Consolidated EBITDA" contained in Section 1.01 of the Existing Credit Agreement is hereby amended to insert ", plus (f) the aggregate amount of noncash restructuring charges taken during the fiscal quarter ending on May 4, 2003 in connection with the closure of a manufacturing facility located in Phoenix, Arizona and related North American manufacturing network consolidation and reduction-in-workforce up to $40,000,000" immediately subsequent to "$10,500,000".

          (c)  The definition of "Leverage Ratio" contained in Section 1.01 of the Existing Credit Agreement is hereby amended to insert "minus Permitted Investments as of such date" immediately subsequent to "Consolidated Indebtedness as of such date".

          (d)  Section 4.02(b) of the Existing Credit Agreement is hereby amended to insert ", the Company will be in pro forma compliance with the covenants contained in Sections 6.13, 6.14, 6.15, 6.16, 6.17 and 6.18 recomputed as if such Borrowing or Letter of Credit had occurred on the first day of the period for testing such compliance" immediately subsequent to "no Default shall have occurred and be continuing".

          (e)  Section 5.01(c) of the Existing Credit Agreement is hereby amended to substitute ", 6.18 and 6.20" in place of "and 6.18".

          (f)  The Existing Credit Agreement is hereby amended to add new Section 5.10 to read as follows:

          SECTION 5.10.  Retirement of 6% Subordinated Notes.  Until no 6% Subordinated Note is outstanding, the Company will use the proceeds received from any incurrence of Consolidated Subordinated Indebtedness on or prior to May 15, 2003 to prepay, purchase, redeem, retire or otherwise acquire the 6% Subordinated Notes within 90 days of such incurrence.

          (g)   Section 6.15 of the Existing Credit Agreement is amended and restated to read as follows:

          SECTION 6.15. Leverage Ratio. The Company will not permit the Leverage Ratio as determined as of the end of each fiscal quarter of the Company to be greater than the applicable ratio set forth in the following table:

If such fiscal quarter ends on:	Applicable Ratio
May 4, 2003 or August 3, 2003	3.25 to 1.00
November 2, 2003	3.00 to 1.00
February 1, 2004 or May 2, 2004	2.50 to 1.00
August 1, 2004 or thereafter	2.25 to 1.00

          (h)  Section 6.16 of the Existing Credit Agreement is hereby amended and restated to read as follows: "SECTION 6.16.  Intentionally Omitted."

          (i)  Section 6.17 of the Existing Credit Agreement is hereby amended to substitute "1.00" in place of ".75".

          (j)  The Existing Credit Agreement is hereby amended to add new Section 6.20 to read as follows:

          SECTION 6.20. Capital Expenditures.  The Company will not permit Consolidated Capital Expenditures for any fiscal year of the Company to exceed (a) for the fiscal year ending on November 2, 2003, $60,000,000 and (b) for each fiscal year ending thereafter, $75,000,000.

ARTICLE II

Representations and Warranties

          Each Borrower (as to itself and its subsidiaries) hereby represents and warrants that as of the Effective Date (as defined in Article III of this Agreement):

          Section 2.01.  Existing Representations and Warranties.  Each of the representations and warranties contained in Article III of the Existing Credit Agreement and in each of the other Loan Documents is true and correct, except that any representation or warranty limited by its terms to a specific date shall be true and correct as of such specific date.

          Section 2.02.  No Defaults.  No event has occurred and no condition exists which would constitute a Default or an Event of Default as defined in the Existing Credit Agreement, and no event has occurred and no condition exists which would constitute a Default or an Event of Default as defined in the Amended Credit Agreement.

          Section 2.03.  Power and Authority; No Conflicts. The execution, delivery and performance by each of the Loan Parties of the Amended Loan Documents to which it is a party are within such Loan Party's corporate, partnership or limited liability company powers and have been duly authorized by all necessary corporate, partnership or limited liability company and, if required, stockholder, partner or member action.  Each Amended Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          Section 2.04.  Governmental Approvals; No Conflicts.  The execution, delivery and performance by each of the Loan Parties of the Amended Loan Documents to which it is a party (a) do not require the Company or any Subsidiary to obtain or make any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (b) will not violate any law or regulation applicable to the Company or any Subsidiary, or the charter, by-laws or other organizational documents of the Company or any Subsidiary, or any order of any Governmental Authority applicable to the Company or any Subsidiary, except as to any law, regulation or order the violation of which could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, except for any such violations, defaults or rights to require payment that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

          Section 2.05.  Financial Condition; No Material Adverse Change.  (a) The Company has heretofore furnished to the Lenders the consolidated balance sheets of the Company and its consolidated Subsidiaries and the related statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended November 3, 2002, October 31, 2001, October 31, 2000 and October 31, 1999, such  consolidated financial statements being reported on by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended February 2, 2003, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

          (b)  Since February 2, 2003, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.

ARTICLE III

Conditions Precedent

          The effectiveness of this Agreement is subject to the condition precedent that the Administrative Agent and the Lenders shall have received on or before April 9, 2003 (the "Effective Date") each of the following, in form and substance satisfactory to the Administrative Agent and the Required Lenders:

          (a)  counterparts of this Agreement executed by each of the Company, the Borrowing Subsidiaries, the Guarantors, the Administrative Agent and the Required Lenders;

          (b)  a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Brenner Saltzman and Wallman, counsel for the Loan Parties, substantially in the form of Exhibit A; the Company hereby requests such counsel to deliver such opinion;

          (c)  such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization of the execution, delivery and performance by each Loan Party of the Amended Loan Documents to which it is a party; and

          (d)  evidence that all fees and other amounts required to be paid under Section 4.04 of this Agreement shall have been paid in full.

ARTICLE IV

Miscellaneous

          Section 4.01.  Defined Terms.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

          Section 4.02.  Nonwaiver.  The terms of this Agreement shall not operate as a waiver by the Administrative Agent, the Issuing Bank or any Lender of, or otherwise prejudice, the rights, remedies or powers of the Administrative Agent, the Issuing Bank or any Lender under the Amended Credit Agreement, under any other Amended Loan Document or under applicable law.  Except as set forth in Article I: (i) no terms and provisions of the Loan Documents are modified or changed by this Agreement; and (ii) the terms and provisions of the Loan Documents shall continue in full force and effect.

          Section 4.03.  Waivers; Amendments.  Any provision of this Agreement may be amended or modified only by an agreement or agreements in writing signed by the Company and the Required Lenders, or by the Company and the Administrative Agent acting with the consent of the Required Lenders.

          Section 4.04.  Fees and Expenses. The Company agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender who executes this Agreement on or prior to the Effective Date, an amendment fee equal to .25% of such Lender's Commitment.  The Company shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Agreement, the other Amended Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

          Section 4.05.  Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy in accordance with the terms of the Amended Credit Agreement.

          Section 4.06.  Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          Section 4.07.  Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          Section 4.08.  Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  The Amended Loan Documents and the separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter thereof.  Subject to the satisfaction of the conditions set forth in Article III of this Agreement, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the Company, the Borrowing Subsidiaries, the Guarantors and the Required Lenders, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          Section 4.09.  Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          Section 4.10.  Reaffirmation. Each of the Loan Parties hereby unconditionally and absolutely affirms its obligations under each Loan Document to which it is a party, as herein modified, and agrees that such obligations are valid and binding upon it, and enforceable against it, without defense, offset or counterclaim and hereby acknowledges and consents to, and waives all objections to, all of the transactions contemplated by or consented to under or in connection with this Agreement.

          Section 4.11.  Consent.  In accordance with the definition of "Consolidated Subordinated Indebtedness", each of the Lenders hereby consents to (a) the terms and conditions of Indebtedness in the principal amount of up to $150,000,000 issued on or prior to May 15, 2003 with subordination provisions and fundamental change redemption provisions substantially in accordance with comparable provisions of that certain draft Indenture dated as of April 2003 between the Company and JPMorgan Chase Bank, as Trustee, delivered to the Lenders on the date hereof and (b) the use of proceeds of the Consolidated Subordinated Indebtedness in accordance with Section 5.10 of the Amended Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY:

PHOTRONICS, INC., a Connecticut corporation

By  __________________________________
      Name:
      Title:

BORROWING SUBSIDIARIES:

PHOTRONICS (UK) LIMITED, a United Kingdom corporation

By  __________________________________
      Name:
      Title:

By  _________________________________
Name:
Title:

PKL, LTD., a Korean corporation

By __________________________________
Name:
Title:

PHOTRONICS SEMICONDUCTOR MASK CORPORATION, a Republic of China corporation

By  __________________________________
      Name:
      Title:

GUARANTORS:

PHOTRONICS CALIFORNIA, INC., a California corporation

By  __________________________________
      Name:
      Title:

PHOTRONICS TEXAS, INC., a Texas corporation

By  __________________________________
      Name:
      Title:

PHOTRONICS TEXAS I, LLC, a Texas limited liability company

By  __________________________________
      Name:
      Title:

PHOTRONICS TEXAS, I, L.P., a Texas limited partnership

By  __________________________________
      Name:
      Title:

PHOTRONICS INVESTMENT SERVICES, INC., a Nevada corporation

By  __________________________________
      Name:
      Title:

PHOTRONICS-TOPPAN TEXAS, INC., a Texas corporation

By  __________________________________
      Name:
      Title:

PHOTRONICS TEXAS II, LLC, a Texas limited liability company

By  __________________________________
      Name:
      Title:

PHOTRONICS TEXAS II, L.P., a Texas limited partnership

By  __________________________________
      Name:
      Title:

PHOTRONICS ARIZONA, INC., an Arizona corporation

By  __________________________________
      Name:
      Title:

ALIGN-RITE INTERNATIONAL, INC., a California corporation

By  __________________________________
      Name:
      Title:

LENDERS:

JPMORGAN CHASE BANK, individually and as Administrative Agent

By  _________________________________
      Name:
      Title:

HSBC BANK USA

By  _________________________________
      Name:
      Title:

THE BANK OF NEW YORK

By  _________________________________
      Name:
      Title:

FLEET NATIONAL BANK

By  _________________________________
      Name:
      Title:

CITIZENS BANK OF MASSACHUSETTS

By  _________________________________
      Name:
      Title:

LOCAL FRONTING LENDERS:

JPMORGAN CHASE BANK, SEOUL BRANCH

By __________________________________
     Name:
     Title:

JPMORGAN CHASE BANK, TAIPEI BRANCH

By  __________________________________
      Name:
      Title: